As filed with the Securities and Exchange Commission on August 27, 2010

Securities Act File No. 333-149351
Investment Company Act File No. 811-22185

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	|_|
Post-Effective Amendment No. 4	|X|

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|_|
Amendment No. 6	|X|

(Check appropriate box or boxes.)

INDEXIQ TRUST
(Exact Name of Registrant as Specified in Charter)

800 Westchester Avenue
Suite N611
Rye Brook, NY 10573
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (914) 697-4946

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Avenue
Suite N611
Rye Brook, NY 10573
(Name and Address of Agent for Service)

With a copy to:

Peter J. Shea, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):

|_|	Immediately upon filing pursuant to paragraph (b)

|X|	On August 27, 2010 pursuant to paragraph (b)

|_|	60 days after filing pursuant to paragraph (a)(1)

|_|	On (date) pursuant to paragraph (a)(1)

|_|	75 days after filing pursuant to paragraph (a)(2)

|_|	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_|	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS | AUGUST 27, 2010

IQ ALPHA Hedge
Strategy Fund

Investor Class Shares (IQHOX)
Institutional Class Shares (IQHIX)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC-Insured | May Lose Value | No Bank Guarantee

IndexIQ Trust (the “Trust”) is a registered investment company that consists of one investment portfolio, the IQ ALPHA Hedge Strategy Fund (the “Fund”), which does not represent a complete investment program. This Fund’s net asset value (“NAV”) may fluctuate substantially over time. Because the Fund attempts to replicate the investment returns of the IQ Alpha Hedge Index (the “Index”), which in turn attempts to deliver superior investment performance relative to the broad-based stock market, the Fund’s performance may be substantially different from the returns of the broader stock market. Past performance of the Fund or the Index is not an indication of future returns. You may lose money even if the Fund’s or the Index’s past returns have been positive. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Summary Information

IQ ALPHA Hedge Strategy Fund

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Alpha Hedge Index (the “Index”). The Index seeks to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Total Return Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment):

	Investor Class	Institutional Class
Redemption Fee (Shares that are held less than seven days are subject to a 2% redemption fee, which may be waived by the Trust under certain circumstances)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor Class	Institutional Class
Management Fee	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.59%	1.03%
Acquired Fund Fees & Expenses(a)	0.31%	0.31%

Total Annual Fund Operating Expenses(a)	3.10%	2.29%

Fee Waiver and/or Expense Reimbursement(b)	(0.93)%	(0.34)%

Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement	2.17%	1.95%

(a)

The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including exchange-traded funds (“ETFs”) and money market funds.

(b)

IndexIQ Advisors LLC (the “Investment Advisor”) has contractually agreed to reduce its Management Fees and to reimburse other expenses to the extent “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, dividends paid on short sales, Acquired Fund Fees & Expenses, extraordinary expenses, and Distribution and or Service (12b-1) Fees, if any), as a percentage of average daily net assets, exceed 1.65% for the Institutional Class Shares and Investor Class Shares through September 30, 2011. After such date, the expense limitation may be renewed, terminated or revised by the Investment Advisor.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$220	$870	$1,544	$3,346
Institutional Class	$198	$683	$1,194	$2,599

You would pay the following expenses if you did not redeem your shares:

Investor Class	$220	$870	$1,544	$3,346
Institutional Class	$198	$683	$1,194	$2,559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” which means it invests, under normal circumstances, a significant portion of its assets in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”) (collectively, “Underlying ETFs”). The Fund will take both long and short positions in the Underlying ETFs in which it invests. The Fund may also invest in one or more financial instruments, including but not limited to swap agreements (collectively, “Financial Instruments”). The Fund uses total return swaps as a principal investment strategy to increase the overall exposure of the Fund to replicate the leveraged exposures of the Underlying Index and may also use total return swaps to effect certain short positions reflected in its Underlying Index. The exposure of the Fund will vary but in any event will be no more than 200% of net assets as of each monthly rebalance date.

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of the Fund’s Investment Advisor.

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such

Underlying Index Components include long and short positions primarily in ETFs, but may also include ETNs and ETVs.

The Underlying Index construction process begins by seeking to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds that employ various hedge fund investment styles (the “Strategy”). These styles may include but are not limited to long/short equity, macro, market neutral, event-driven, fixed-income arbitrage, emerging markets and other strategies commonly used by hedge fund managers.

  Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

  Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

  Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

  Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub- strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

  Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

  Emerging Markets hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds. The Underlying Index takes this notion of replication one step further by using a rules-based optimization and leverage process in an attempt to achieve its investment objective.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. small-cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  U.S. mortgage-backed debt;

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  Real estate investment trusts; and

  Commodities.

The Underlying Index is unlike traditional market-oriented indexes like the S&P 500 Index. Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the beta returns of distinct hedge fund investment styles. The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as Underlying Index Components. The Fund is not a fund of hedge funds.

For additional information about the Fund’s principal investment strategies, see “Additional Description of the Principal Strategies and Risks of the Fund.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. As with all investments, you may lose money in the Fund. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Additional Description of the Principal Strategies and Risks of the Fund.”

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Index Risk

The Underlying Index has limited historical performance data, and may not be successful in replicating the performance of its target strategies.

Derivatives Risk

The Fund employs the use of derivatives, which are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. For example, entry into a swap agreement presents risks including, primarily, counterparty credit risk. The use of futures contracts presents risks, including, primarily, interest rate risk and currency risk.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Commodity Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets.

Exchange Traded Vehicle Risk

The value of a Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.

Foreign Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets.

Short Selling Risk

The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely.

Credit Default Risk

An issuer or guarantor of fixed-income securities (including ETNs) held by the Fund may default on its obligation to pay interest and repay principal.

Leverage Risk

Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Non-Diversification Risk

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund.

Risk of Investing in Real Estate Instruments

The Fund may invest in real estate instruments (“REITs”) or ETFs tracking REIT performance, which expose the Fund to real estate investment risks and to risks created by poor REIT management, adverse tax consequences and limited diversification among type and geographic location of properties.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status.

Performance Information

The bar chart that follows shows the annual total returns of the Fund’s Institutional Class shares for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and another broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Fund performance is compared to the broad-based S&P 500 Index, the Underlying Index and the HFRX Global Hedge Fund Index, which tracks hedge funds pursuing multiple investment strategies. Fund performance current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com.

The Fund’s year-to-date total return as of June 30, 2010 was (2.55)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	6.74%	Q3/2009

Lowest Return	-0.55%	Q1/2009

Average Annual Total Returns as of December 31, 2009

IQ ALPHA Hedge Strategy Fund – Institutional Class	1 Year	Since Inception(1)

Returns before taxes	15.02%	3.89%

Returns after taxes on distributions (2)	13.91%	2.99%

Returns after taxes on distributions and sale of Fund shares	9.76%	2.78%

IQ ALPHA Hedge Strategy Fund – Investor Class

Returns before taxes	14.80%	3.85%

Returns after taxes on distributions (2)	13.81%	2.96%

Returns after taxes on distributions and sale of Fund shares	9.61%	2.76%

Standard & Poor’s 500® Composite Stock Total Return Index	26.46%	-6.45%
(reflects no deduction for fees, expenses or taxes)

HFRX Global Hedge Fund Index	13.40%	-8.19%
(reflects no deduction for fees, expenses or taxes)

IQ Alpha Hedge Index	19.35%	6.79%
(reflects no deduction for fees, expenses or taxes)

(1)	The Fund commenced operations on June 30, 2008.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Advisor

IndexIQ Advisors LLC, the Investment Advisor, serves as the investment advisor to the Fund.

Sub-Advisor

Mellon Capital Management Corporation (“Mellon” or the “Sub-Advisor”) serves as the sub-advisor to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, is a Managing Director, Equity Index Strategies, West Coast. Ms. Wong has been with the Sub-Advisor since June 2000.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management. Mr. Brown has been with the Sub-Advisor since August 1995.

Thomas J. Durante, CFA, is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with the Sub-Advisor since January 2000.

Purchase and Sale of Fund Shares

The minimum initial investment for shares of the Investor Class is generally $2,500 with a minimum subsequent investment of $100. The minimum initial investment for shares of the Institutional Class is generally $250,000 with no minimum subsequent investment requirement.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail at: IndexIQ Funds, P.O. Box 9843, Providence, RI 02904-8403 or telephone at: 1-877-474-6339.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Description of Principal Investment Strategies and Risks of the Fund

This section provides additional information about the principal investments and related risks of the Fund described under “Principal Investment Strategies” and “Principal Risks of the Fund” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. In addition, this section provides additional information about the Fund’s benchmark index described under “Investment Objective and Strategies—More Information About the Fund’s Benchmark Index.” Please see “Investment Objectives and Policies” in the SAI for additional information about some of the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Principal Investment Techniques and Related Risks:

A. Portfolio Risks

Fund of Funds Risk. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in a Fund is subject to the risks associated with the Underlying ETFs that comprise the Fund’s Underlying Index. A Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Tracking Error/Index Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Fund may gain exposure to the Index Components through investments in swaps, futures or other derivative positions, the Fund’s return may not necessarily correlate to the return of the Index, as would be the case if a Fund were able to invest directly in the ETFs, ETNs and ETVs that serve as the Index Components of the Index.

In addition, there is no assurance that the Underlying Strategies that comprise the Index will track hedge fund returns, which, in turn, may adversely affect the Index’s ability to meets its objectives. While the Underlying Strategies consist of multiple liquid Index Components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Index may be exposed to more or less risk than hedge funds as an asset class. In addition, the Index’s objective to obtain returns with lower volatility than that of the S&P 500 Index may not be achieved and the actual volatility of the Index may be substantially higher or lower than its stated objective. To the extent the Fund tracks the Index, these risks could also apply to an investment in the Fund.

Currently, the Index has limited historical performance data and this data is not predictive of future results. As the Index has limited actual historical performance data, an investment in the Fund may involve greater risk than the investment linked to an index with a proven track record. The Underlying Strategies and the Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Underlying Strategies may deviate from the returns of the Hedge Fund Indexes.

IndexIQ does not receive hedge fund holding information but rather uses the monthly returns of the Hedge Fund Indexes as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party hedge fund index providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self reporting selection bias, or other biases.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Underlying Strategies and the Index is adjusted only on a monthly basis. The potential lag between hedge fund strategy changes and Underlying Strategy changes may cause the returns of the Underlying Strategies to deviate from the returns of the Hedge Fund Indexes.

In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Risks of Derivative Investments. The Fund may invest in derivative securities, including futures contracts, swap agreements and other financial instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. For example, entry into swap agreements exposes the Fund to counterparty risk while the use of futures contracts may entail interest rate and currency risk, in each case among other risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The Fund will invest in derivative instruments for non-hedging purposes (such as to seek to increase the Fund’s exposure to one or more of the Index Components of the Index). Investing for non-hedging purposes may be considered a speculative practice and presents even greater risk of loss.

Market Risk. The risk that the value of the securities or other financial instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic developments or conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more market sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets. The value of commodity-based ETNs or ETVs and other commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods and economic, political and regulatory developments.

Exchange Traded Vehicle Risk. The Fund may purchase shares in an ETF or ETV and may purchase the notes of an ETN. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF, ETN or ETV can fluctuate within a wide range, and the Fund could lose money investing in an ETF, ETN or ETV if the prices of the securities or other assets owned by the ETF, ETN or ETV decrease. In addition, ETFs, ETNs and ETVs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s or ETV’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s or ETV’s shares or ETNs may not develop or be maintained; or (3) trading of an ETF’s or ETV’s shares or ETN may be halted if the listing exchange’s officials deem such action appropriate, the shares or notes are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. In addition, ETNs are general obligations of their issuer and their trading price may be negatively impacted in the decline or perceived decline of their issuer’s creditworthiness.

Risks of Foreign Investments. When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Short Sales Risks. In attempting to match the total return of the Index, which may include short exposures, the Fund may engage in short selling. Short selling involves leverage of the Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

After selling the borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. If a security is downgraded subsequent to purchase, the Fund will not be required to dispose of the security.

The Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments. To the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Leverage Risk. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. To the extent that the Fund invests in derivatives, even a small investment can have a big impact on the Fund’s market exposure. Although the Fund intends to segregate cash or highly liquid securities to cover its economic exposure on derivative contracts, its use of derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Index Components or asset classes of the Index. The other parties to certain derivative contracts present the same type of default risk as issuers of fixed income securities. Derivatives may also make the Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may also not be available on terms that make economic sense (e.g., they may be too costly).

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Risk of Investing in Real Estate Instruments. Real estate instruments are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Tax Risk. The Fund’s transactions in derivative securities, including, but not limited to, options, futures contracts, hedging transactions, forward contracts and swap contracts, will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. In addition, the tax treatment of derivatives is unclear for purposes of determining whether the Fund qualifies as a “regulated investment company” for federal income tax purposes.

B. Additional Risk Information

The following are additional risks of investing in the Fund:

Changes in Investment Objective and Strategies. The investment objective, strategies and policies described under “Investment Objective” and “Principal Investment Strategies” above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Foreign Currency Transaction Risk. The Fund may engage in foreign currency transactions in pursuing its investment objectives by purchasing or selling foreign currencies on a cash basis, through forward or futures contracts or by investing in ETNs or ETVs tracking foreign currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate. Currency exchange rates can also be affected unpredictably by government or central bank actions or political developments. Forward foreign currency exchange OTC contracts are also subject to counterparty risk and the absence of regulation.

Industry Concentration Risk. The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. The duration of the portfolio is a measure of the portfolio’s sensitivity to changes in interest rates, with higher duration portfolios indicating greater sensitivity to changes in interest rates. As with portfolio duration, fixed-income securities with longer durations, all else being equal, tend to be more sensitive to changes in interest rates and, consequently, more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPs, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Management Risk. The Investment Advisor’s and the Sub-Advisor’s strategies to match the performance of the Index may fail. The risks of such failure increase when the Fund is unable to invest in the actual ETF, ETN and ETV Index Components and must resort to replicating such investment by purchasing the portfolio holdings of such investments or a sampling of such portfolio holdings or utilizing derivatives. This risk is further heightened when the Fund invests in securities and other financial instruments that are neither Index Components nor replicating the performance of such Index Components.

Portfolio Turnover Risk. Portfolio turnover may involve paying brokerage commissions and other transaction costs. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. The Investment Advisor anticipates that the Fund will have an annual turnover rate of approximately 100-150%, but during times of heightened market volatility the annual turnover rate may be up to 200%.

Risks of Emerging Countries. Securities of issuers based in countries with developing economies (emerging countries) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  Both domestic and foreign securities that are not readily marketable;

  Repurchase agreements and time deposits with a notice or demand period of more than seven days;

  Certain over-the-counter options;

  Certain swap transactions; and

  Certain restricted securities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Since the Fund invests for exposure to the Index Components of the Index, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all investments within a particular Index Component, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Additionally, in the absence of an established securities market, the Fund may have to estimate the value of illiquid securities it holds, which adds a subjective element to valuing the Fund.

Risk of Investing in Small- and Mid-Cap Companies. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Temporary Investment Risks. The Fund may, for temporary defensive purposes or when investments in the Index Components do not comprise 100% of the Fund’s assets, invest a certain percentage of its total assets in cash and cash equivalents. Cash equivalents include investments in money-market funds, U.S. government securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO, certificates of deposit, bankers’ acceptances, repurchase agreements and non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Exchange-Traded Funds. The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. The 1940 Act limitations on the Fund’s investment in investment companies and various conditions imposed by the SEC on exemptive relief granted to ETFs may prevent the Fund from allocating its investments to ETFs in an optimal manner.

The use of ETFs is intended to help the Fund match the total return of the Index, although that may not be the result. An ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to exchange traded vehicle risks.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by other investment companies in which it invests. Consequently, an investment in the Fund will incur higher expenses than a direct investment in the ETFs, ETNs, ETVs and money market funds utilized from time to time by the Fund.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include TIPs whose principal value is periodically adjusted according to the rate of inflation.

Total Return Swaps. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance.

Principally, the Fund will use total return swaps to increase the exposure of the Fund to any Index Component or other portfolio investment beyond 100% of the Fund’s net asset investment in such Index Component or other portfolio investment. The exposure of the Fund will vary but in any event will be no more than 200% of its net assets as of each monthly rebalance date. The use of swaps in this way should be considered speculative and will create volatility within the Fund’s portfolio.

The Fund may also use total return swaps to replicate an Index Component’s performance. These total return swaps would reference the performance of an ETF, ETN or ETV (each an “exchange traded issuer”) that is an Index Component, an index on which such an exchange traded issuer is based, or one or more of the portfolio constituents of such exchange traded issuer.

Total return swaps are considered illiquid by the Fund. Consequently, the Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets, together with the Fund’s 15% of net asset limitation on investment in illiquid securities, will have the effect of limiting the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

All counterparties to total return swaps of the Fund are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential swap counterparty, and the creditworthiness of such counterparties will be reviewed by the Board on at least a quarterly basis. In addition, the Investment Advisor will monitor and manage the counterparty risk posed by the Fund’s swap counterparties and take actions as necessary to decrease counterparty risk to the Fund by, among other things, reducing swap exposures to certain counterparties and/or seeking alternate or additional counterparties. All Fund total return swap counterparties are expected to be, or affiliated with, large publicly-held financial institutions that have received investment grade ratings of AAA or AA from at least one NRSRO.

The number of Fund total return swap counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty credit risk. Moreover, the Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

Index Swaps and Options on Swaps. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. For example, in a typical equity index swap, the Fund may receive the appreciation (or depreciation) of an index from a counterparty in exchange for the payment of a fee or a different component of return.

An equity swap may be used by the Fund to get exposure to one or more Index Components. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Advisor does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

Options, Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices.

The Fund may engage in futures transactions on both U.S. and foreign exchanges in an effort to gain exposure to the Index Components of the Index. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options present the following risks:

  While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

  Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

  The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

  Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

  As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

  Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  Foreign exchanges may not provide the same protection as U.S. exchanges.

Commodity-Linked Securities. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked ETNs and ETVs and other commodity-linked derivatives, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor and the Sub-Advisor seek to provide exposure to various commodities and commodity sectors as dictated by the composition of the Index. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Management

Investment Advisor

The Investment Advisor has been registered as an investment adviser with the SEC since August 2007 and is a wholly-owned subsidiary of IndexIQ. The Investment Advisor’s principal office is located at 800 Westchester Avenue, Rye Brook, NY 10573.

The Investment Advisor serves as advisor to the Fund, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Investment Advisor has overall responsibility for the general management and administration of the Trust. The Investment Advisor provides an investment program for the Fund. The Investment Advisor also advises IndexIQ ETF Trust, an investment company issuing ETFs. The Investment Advisor has arranged for sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate.

Management Fee

As compensation for its services and its assumption of certain expenses, the Fund pays the Investment Advisor a management fee equal to 0.95% of the Fund’s average daily net assets that is calculated daily and paid monthly. The Investment Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Sub-Advisor

The Sub-Advisor, which is unaffiliated with the Investment Advisor, serves as the investment sub-advisor to the Fund pursuant to a sub-advisory agreement with the

Investment Advisor (the “Sub-Advisory Agreement”). Mellon is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of July 31, 2010, Mellon had approximately $180.2 billion in assets under management. Pursuant to the Sub-Advisory Agreement, Mellon manages the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Investment Advisor.

Pursuant to the Sub-Advisory Agreement, the Investment Advisor pays the Sub-Advisor on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.12% of the Fund’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million.

The basis for the Trustees’ approval of the Investment Advisory Agreement and the Sub-Advisory Agreement are available in the Trust’s Annual Report for the period ended April 30, 2010.

Portfolio Management

The portfolio is managed by Mellon’s Equity Index Strategies Portfolio management team. The individual members of the team responsible for the day-to-day management of the portfolio of the Fund are:

Ms. Karen Q. Wong is a Managing Director, Equity Index Strategies. Ms. Wong has been with Mellon since June 2000. Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds. She is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She was graduated with a BA by San Francisco State University and was awarded an MBA by San Francisco State University.

Mr. Richard A. Brown is a Director, Equity Portfolio Management, Senior. Mr. Brown has been with Mellon since August 1995. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Brown attained the Chartered Financial Analyst designation. He was awarded an MBA by California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon since January 2000. Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios. He is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He was graduated with a BA by Fairfield University.

For more information about the portfolio management team’s compensation, other accounts managed by the portfolio management team and the portfolio management team’s ownership of securities in the Fund, see the SAI.

Other Expenses

In addition to the 12b-1 fees applicable to Investor Class Shares (as further described in “Shareholder Guide—Distribution (12b-1) Fees”) and the investment advisory fees, the Fund pays all expenses not assumed by the Investment Advisor, including, without limitation, the following: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; the costs of printing registration statements; administrator’s fees; transfer agent’s fees; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Limitation Agreement

The Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for the Institutional Class Shares and the Investor Class Shares of the Fund for the twelve months ending September 30, 2011. The Investment Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Fund. The Fund may terminate the Expense Limitation Agreement at any time. The Investment Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund as set forth in the Expense Limitation Agreement. The terms of the Expense Limitation Agreement may be revised upon renewal. The Investment Advisor is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed as long as such recoupment does not cause Fund operating expenses to exceed the then applicable expense cap.

Board of Trustees

The Fund is a series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust. The Board of Trustees of the Trust (the “Board”) supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

Other Service Providers

Index Provider

IndexIQ is the index provider for the Fund. IndexIQ was formed as a Delaware limited liability company on June 15, 2007 and is in the business of developing and maintaining financial indexes, including the Index. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Index, of which none are currently being used by registered investment companies other than IndexIQ ETF Trust, a registered investment company advised by the Investment Advisor. IndexIQ has entered into an index licensing agreement (“Licensing Agreement”) with the Investment Advisor to allow the Investment Advisor’s use of the Index for the operation of the Fund. The Investment Advisor pays licensing fees to IndexIQ from the Investment Advisor’s management fees or other resources. The Investment Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to IndexIQ or the Investment Advisor under the Sub-Licensing Agreement.

Fund Administrator, Custodian and Accounting Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian and Accounting Agent and is an affiliate of the Sub-Advisor.

Distributor and Transfer Agent

ALPS Distributors, Inc. serves as the Fund’s Distributor and BNY Mellon (formerly, PNC Global Investment Servicing) serves as the Fund’s Transfer Agent.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as independent registered public accounting firm to the Fund.

Legal Counsel

Katten Muchin Rosenman LLP serves as legal counsel to the Trust and the Fund.

The Benchmark Index

The Index is constructed in basically a two-step process. First, using a rules-based methodology, IndexIQ attempts to replicate the risk-adjusted return characteristics of the Hedge Fund Indexes in creating the six Underlying Strategies. IndexIQ then uses a proprietary rules-based methodology that optimizes the weighting of each Underlying Strategy and introduces leverage within the Index in an attempt to reproduce the Index’s objectives, which include alpha returns relative to the S&P 500 Index.

The Index is based in part on the premise that hedge fund returns, when aggregated within similar hedge fund investment styles, display significant exposures to a set of common asset classes. By properly identifying the asset classes, estimating the aggregate hedge fund strategy exposures to the asset classes, and matching the Index Component exposures to the hedge fund strategy asset class exposures, IndexIQ seeks to replicate the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are idiosyncratic, or unrelated to manager skill) of hedge funds. IndexIQ uses this technique to develop and maintain the Underlying Strategies to approximate the risk-adjusted returns of six Hedge Fund Indexes published by unaffiliated third party providers of hedge fund performance data. The following are unaffiliated third party Hedge Fund Index provider descriptions of the six hedge fund investment styles that IndexIQ seeks to replicate in its Underlying Strategies:

  Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

  Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

  Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

  Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

  Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

  Emerging Markets hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

Each Underlying Strategy consists of a basket of ETFs, ETNs and ETVs that IndexIQ has determined best represent the risk and return characteristics of the Hedge Fund Indexes. These ETFs, ETNs and ETVs are proxies for the asset classes in which hedge funds invest (e.g., emerging market equities) or strategies that hedge funds employ (e.g., a “carry trade” whereby one invests long in currencies of countries with high interest rates and short in currencies of countries with low interest rates). IndexIQ combines all six of the Underlying Strategies into one composite index, the Index, by using a proprietary optimization methodology. Unlike the Underlying Strategies, the investment objective of the Index is not to replicate a particular hedge fund index but rather to attempt to provide alpha returns relative to the S&P 500 Index with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index. At any given time, the Index is expected to be comprised of ten or more Index Components representing multiple asset classes and investment strategies.

The construction of the Index occurs in the following steps:

Annual selection and review of Index Components: Annually, IndexIQ reviews the basket of Index Components of each Underlying Strategy to ensure that the basket best represents the Hedge Fund Indexes’ asset class exposures and principal investment strategies and may add or delete Index Components based on statistical analysis conducted by IndexIQ. The review process examines the risk and return characteristics (e.g. total return and volatility) of all or nearly all available ETFs, ETNs and ETVs to determine if new or existing ETFs, ETNs and ETVs are representative of the Hedge Fund Indexes’ asset class exposures and principal investment strategies and thus should be incorporated into the Underlying Strategy’s basket to enhance its replication capability. Any Index Component additions or deletions become effective no later than the second quarter.

Monthly rebalance of the Underlying Strategies: Monthly, IndexIQ recalculates the weightings of the asset classes for each Underlying Strategy. The proprietary statistical analysis employed uses the most recently available hedge fund and ETF, ETN and ETV performance data to estimate the exposures of the Hedge Fund Indexes to the asset classes. IndexIQ’s methodology then selects the Index Components in such a way as to replicate as closely as possible the exposures within the Hedge Fund Indexes.

Monthly rebalance of the Index: Once the monthly Index Component weights are set for each of the six Underlying Strategies, IndexIQ’s methodology determines the weights of each Underlying Strategy within the Index. Next, the resulting weight assigned to each of the Underlying Strategies is multiplied by the weights assigned to the Index Components within the Underlying Strategies to arrive at the Index Component weights for the Index.

The weight of an Index Component of the Index may be positive or negative. In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such component. Accordingly, the Fund’s investments may not reflect a long position in each component of the Index and the Fund’s NAV per share may decline from month to month, even if the value of any or all of the components increase during that time.

To amplify the Index’s returns, the Index increases its exposure to Index Components by up to 100% of the value of the Index Components through the use of hypothetical total return swaps. Leverage in the Index may vary from none to no more than 100% of the Index Components. The level of leverage incorporated into the Index is set to achieve an optimum target volatility consistent with the Index’s objective of having volatility lower than the S&P 500. The monthly rebalancing of the composite Index occurs contemporaneously with the monthly rebalancing of the Underlying Strategies.

The Index is comprised of Index Components covering a wide array of asset classes, many of which individually have lower volatility than the S&P 500 Index. Also, the asset classes are diversified relative to each other, which tends to lower the volatility of the overall portfolio. Combining the Index Components in an optimization process that explicitly seeks to minimize volatility allows the Index to achieve lower volatility than the S&P 500 Index. When the notional exposure is increased beyond 100% through the use of hypothetical total return swaps, the volatility of the Index rises but is still expected to be lower than the volatility of the S&P 500 Index, again due to the lower individual volatilities of some Index Components and the lower overall volatility resulting from diversification.

In selecting the Index Components for the Index, IndexIQ relies on Hedge Fund Index performance information from third party hedge fund index providers and ETFs, ETNs and ETVs returns from Factset Research Systems (“FRS”). IndexIQ makes no representation as to the correctness of the information considered and takes no responsibility for the accuracy or completeness of the data provided by third party hedge fund index providers or FRS or the impact of such data on asset class selection, Underlying Strategies, Index Components or the Index.

The Index is the exclusive property of IndexIQ. IndexIQ has contracted with the Calculation Agent to calculate the Index on a daily basis.

As of the date of this Prospectus, the Fund is invested in excess of 25% of its net assets, but not more than 50% of its total assets in the securities of the following issuer: iShares iBoxx $ Investment Grade Corporate Bond Fund. iShares iBoxx $ Investment Grade Corporate Bond Fund is an ETF (ticker symbol: LQD) whose investment objective is to replicate the returns of the iBoxx $ Liquid Investment Grade Index. Information concerning iShares iBoxx $ Investment Grade Corporate Bond Fund is publicly available and can be found at the SEC’s website: http://www.sec.gov.

Code of Ethics

The Trust, the Investment Advisor, the Sub-Advisor and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Investment Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

Fund Website and Portfolio Holdings Disclosure:

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

The complete portfolio holdings for the Fund as of the end of each calendar quarter, subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed, are available on the SEC’s website at http://www.sec.gov. The Investment Advisor maintains a website for the Fund at www.indexiq.com. The Fund may publish on its website or furnish top ten portfolio holdings information more frequently.

Shareholder Guide

Distribution (12b-1) Fees

The Trust has adopted a Distribution Plan for the Investor Class Shares of the Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Plan allows the Fund to use its Investor Class assets to reimburse financial intermediaries that provide services relating to Investor Class Shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Investor Class Shares and/or the provision of shareholder services to Investor Class shareholders.

The Distribution Plan permits the Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class Shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class Shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

Arrangements with Service Agents

Investor Class Shares and Institutional Class Shares of the Fund are offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Investor Class Shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Pricing Shares

The NAV of the Fund’s Investor Class and Institutional Class Shares (each a “Class”) is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that Class, less any liabilities, by the total number of shares outstanding of that Class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (the “NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

The price at which all purchases and redemptions of Fund shares are effected is based on the next calculation of NAV after the order is placed. Fund shares are valued as of the close of regular trading (normally 4:00 pm, Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund shares will not be priced on the days on which the NYSE is closed for trading. For purposes of calculating the NAV, the Fund normally use pricing data for securities available on the NYSE shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV already determined.

When reliable market quotations are not readily available or do not otherwise accurately reflect the fair value of a security held by the Fund, such security will be valued by another method that the Investment Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. A security’s fair value price is the price a security’s owner might reasonably expect to receive upon its sale. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted before the Fund calculates its NAV. Fair-value pricing also may be used for securities if, for example, (1) trading in a security is halted and does not resume before the Fund’s NAV calculation time or if a security does not trade in the course of a day, or (2) market quotations are not readily available for a security and the Fund holds enough of the security that its price could materially affect the Fund’s NAV. Acquired funds may also use fair value pricing under the circumstances, and with the possible effects, disclosed in the prospectuses for such funds.

To prevent “market timing” strategies or for other reasons, the Board of Trustees may elect to update the Fund’s NAV during a period when the NYSE is closed, or when certain securities markets outside the United States are closed. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. The use of fair value pricing by the Fund indicates that a market price is generally unavailable, and in such situations the Board of Trustees (or a person acting at the Board’s direction) will estimate the value of such security using available information. In such situations, the values assigned to such securities may not necessarily represent amounts which might be realized.

How to Purchase Shares

Investors may purchase Investor Class Shares and Institutional Class Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Neither the Fund nor the Distributor charges a sales charge, front-end load, or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Investor Class Shares and Institutional Class Shares are generally offered through broker-dealers and other financial intermediaries, and the Fund pays service fees and/or distribution fees to those intermediaries for services they provide to Investor Class shareholders.

The minimum initial investment for shares of the Investor Class is generally $2,500 with a minimum subsequent investment is $100. The minimum initial investment for shares of the Institutional Class is generally $250,000 with no minimum subsequent investment requirement. The Trust may waive the minimum requirements for initial investments or for subsequent investments.

Financial intermediaries purchasing shares for investors may purchase shares of the Fund through the Distributor or through other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. Since you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for transactions. The Transfer Agent will purchase Fund shares for your financial intermediary’s account at the NAV determined after receipt of your financial intermediary’s wire of your funds.

Generally, the Fund will not accept payment by check. For details on the availability of Fund shares and application forms, call
1-877-474-6339 or write to: IndexIQ Funds, PO Box 9843, Providence, RI 02904-8403.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.	Name

2.	Date of birth (for individuals)

3.	Residential or business street address

4.	Social security number, taxpayer identification number, or other identifying number

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, including personal information about the authorized signatories for those corporations and entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Avoid Tax Withholding

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to individuals who have not provided the Fund with their taxpayer identification number and any required certifications in compliance with IRS rules. Investors must provide their social security number, employer identification number, or other taxpayer identification number on their account application.

Instructions For Opening or Adding to an Account

Carefully read and complete the Account Opening application. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to eight. The Fund does not charge a fee for such transactions, but your bank or financial intermediary might charge a wire transfer fee.

Please phone the Fund at 1-877-474-6339 for instructions on opening an account or purchasing additional shares.

Reinvestment of Dividends and Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account. There are no sales charges for reinvested distributions. Capital gains, if distributed, are distributed at least annually.

Distributions are made on a per-share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution. The Fund reserves the right to change or eliminate these privileges at any time with 30 days notice.

Policy on Late Trading

“Late trading” is a term commonly used for the practice of executing customer instructions to buy or sell mutual fund shares after the daily deadline (typically 4:00 p.m. New York time) described in this Prospectus.

Under no circumstances will the Fund, the Distributor or their affiliates accept a customer order for the Fund in violation of the terms stated in the Prospectus, nor will they knowingly permit any of their agents to do so. Orders received after 4:00 p.m. will not be executed on the date they are received, rather they will be executed the following business day and at the following day’s NAV. No individual employee of the Investment Advisor or its agents may waive this policy.

Submitting instructions to purchase Fund shares constitutes consent to this policy.

How To Redeem Shares

You may place orders to redeem shares by contacting your financial intermediary or by telephoning the Transfer Agent at 1-877-474-6339.

Redemption requests should describe the Fund from which shares will be redeemed, the Class (Investor or Institutional) of shares to be redeemed, the number of shares (or dollar-amount) to be redeemed, and your account number. The Transfer Agent will take reasonable care to confirm that instructions are genuine. The Fund, the Investment Advisor, and their affiliated agents will not be liable for any loss, cost, or expense for acting upon telephone or email instructions that are reasonably believed to be genuine. You may also redeem shares by sending a written request to: IndexIQ Funds, PO Box 9843, Providence, RI 02904-8403.

Your sales price will be the next NAV calculated after the Fund, its Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern time), proceeds will normally be wired to the shareholder within three business days, provided that the Fund’s Custodian is also open for business. Payment may be made up to seven calendar days after receiving a redemption request, if in the Investment Advisor’s opinion, an earlier payment would be detrimental to the Fund. The Fund does not charge for wiring redemption payments.

The Fund may postpone payment for shares at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or express mail.

Redemption In Kind

The Fund does not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Board, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Restrictions on Excessive Trading Practices

In accordance with the policy adopted by the Board, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and the Investment Advisor reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and the Investment Advisor will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or the Investment Advisor), the Trust (or the Investment Advisor) will exercise these rights if, in the Trust’s (or the Investment Advisor’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or the Investment Advisor), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of the Investment Advisor or any affiliated person or associated person of the Investment Advisor.

To deter excessive shareholder trading, the Fund imposes a 2% redemption fee on redemptions made within seven calendar days of purchase, subject to certain exceptions discussed below. The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, the Fund has granted authority to the Investment Advisor to waive the redemption fee at its sole discretion where the Investment Advisor believes such waiver is in the best interests of the Fund. The Investment Advisor, though granted sole discretion by the Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “—Pricing Shares.”

Pursuant to the policy adopted by the Board of the Trust, the Investment Advisor has developed criteria that it uses to identify trading activity that may be excessive. The Investment Advisor reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Investment Advisor, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, the Investment Advisor detects excessive, short term trading, the Investment Advisor is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. The Investment Advisor may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Investment Advisor will apply the criteria in a manner that, in the Investment Advisor’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While the Investment Advisor may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and the Investment Advisor will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Fund Dividends, Distributions and Taxes

Dividends And Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends and/or distributions, if any, are paid to the shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Investor Class Shares may be lower than dividends on other classes of Fund shares as a result of the service and/or distribution fees applicable to Investor Class Shares.

Net realized long-term and short-term capital gains will be distributed by the Fund at least annually. Net short-term gains may be paid more frequently. The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at the NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the account application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Distributions are made on a per share basis regardless of how long shares have been owned. Therefore, if you invest shortly before a distribution date, some of your investment may be returned to you in the form of a distribution, which may be taxable to you.

The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions relating to the Fund:

Transaction	Federal tax status
Redemption of shares	Usually capital gain or loss; long-term capital gain only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Dividends and long-term capital gain distributions are taxable whether paid in cash or reinvested in Fund shares.

Dividends are taxable as ordinary income. Dividends paid by the Fund generally may qualify for taxation at preferential federal income tax rates (for non-corporate shareholders) or for the dividends-received deduction (for corporate shareholders). Long-term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may represent a return of a portion of your investment.

By providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that began on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund. There has been proposed legislation to extend these rules, but as of this time, we don’t know whether, and to what extent, these rules will be extended.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Because each shareholder’s circumstances are different, you should consult your tax adviser about your investment in the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Class of Shares (assuming reinvestment of all dividends and distributions) of the Fund. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	INSTITUTIONAL CLASS		INVESTOR CLASS

	For the Year Ended April 30, 2010	For the Period June 30, 2008[1] to April 30, 2009	For the Year Ended April 30, 2010	For the Period July 23, 2008[1] to April 30, 2009

Net asset value, beginning of period	$9.34	$10.00	$9.31	$10.00

Income from Investment Operations
Net investment income[2]	0.10	0.20	0.08	0.11
Net realized and unrealized gain (loss) on
investments and swap transactions	0.99	(0.77)[3]	0.99	(0.70)[3]
Distributions of net realized gains by other
investment companies	—	— [5]	—	— [5]

Net increase (decrease) in net asset resulting
from operations	1.09	(0.57)	1.07	(0.59)
Less distributions from:
Net investment income	(0.07)	(0.09)	(0.04)	(0.10)
Net realized gains	(0.22)	—	(0.22)	—

Total distributions to shareholders	(0.29)	(0.09)	(0.26)	(0.10)

Net asset value, end of period	$10.14	$9.34	$10.12	$9.31

Total Return
Total investment return based on net
asset value[4]	11.65%	(5.71)%	11.44%	(5.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,814	$3,019	$14,835	$637
Ratio to average net assets of:
Expenses net of reimbursements	1.64%	1.15%[6]	1.86%	1.40%[6]
Expenses before reimbursements	1.98%	24.41%[6]	2.79%	44.26%[6]
Net investment income	1.01%	2.77%[6]	0.78%	1.82%[6]
Portfolio turnover rate[7]	151%	182%	151%	182%

1	Commencement of offering of shares.

2	Based on average shares outstanding.

3

Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s net realized and changes in unrealized gain (loss) on investment transactions for the period.

4

Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported. Total return calculated for a period less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed by the Investment Advisor.

5	Represents less than $0.005

6	Annualized.

7	Portfolio turnover rate is not annualized and excludes the value of securities received or delivered as a result of in-kind transactions.

Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The privacy of our shareholders is important to us. IndexIQ Trust (the “Trust”) is committed to maintaining the confidentiality, integrity and security of shareholder information. When a shareholder provides personal information, the Trust believes that the shareholder should be aware of policies to protect the confidentiality of that information.

The Trust, the Fund, their affiliates or agents may, in the course of conducting business, collect the following nonpublic personal information about you from several sources including:

  Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and

  Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite N-611
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com

PROSPECTUS | AUGUST 27, 2010

IQ ALPHA
Hedge Strategy Fund
(Investor Class & Institutional Class Shares)

FOR MORE INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling IndexIQ at (877) 474-6339. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.IndexIQ.com.

To obtain other information and for shareholder inquiries:

By telephone:	1-877-474-6339
By mail:	IndexIQ Trust PO Box 9843 Providence, RI 02904-8403
On the Internet:	SEC Edgar database: http://www.sec.gov; or http://www.IndexIQ.com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

No person is authorized to give any information or make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

IndexIQ® is a registered service mark of IndexIQ.

The Fund’s investment company registration number is 811-22185.

STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 27, 2010

IQ ALPHA HEDGE STRATEGY FUND INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES

INDEXIQ TRUST
800 Westchester Avenue, Suite N611
Rye Brook, NY 10573

     This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the Investor Class (IQHOX) Shares and Institutional Class (IQHIX) Shares of the IQ ALPHA Hedge Strategy Fund (the “Fund”) of IndexIQ Trust (the “Trust”), as such Prospectus may be revised from time to time.

     The current Prospectus for the Fund is dated August 27, 2010. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Fund’s most recent Annual Report to Shareholders (File No. 811-22185). You may obtain a copy of the Fund’s Annual Report at no charge by request to the Fund at the address or phone number noted below.

     A copy of the Prospectus for the Fund may be obtained, without charge, by calling (877) 474-6339 or visiting www.indexiq.com, or writing to the Trust at P.O. Box 9843, Providence, RI 02904-8403.

i

INTRODUCTION

     The Trust was organized as a Delaware statutory trust on February 20, 2008. The Fund, a series of the Trust, is described in this SAI. The Fund is a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “Act”).

     IndexIQ Advisors LLC serves as the investment advisor (the “Investment Advisor”) to the Fund. The Investment Advisor has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since August 9, 2007 and is wholly-owned by Financial Development Holdco LLC d/b/a IndexIQ. Mellon Capital Management Corporation serves as the sub-advisor of the Fund (“Mellon” or the “Sub-Advisor”). The Sub-Advisor is a subsidiary of The Bank of New York Mellon Corporation and unaffiliated with the Investment Advisor.

     The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

     The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

     The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

     The following discussion supplements the information in the Fund’s Prospectus.

General Information Regarding The Fund

     The Fund seeks to achieve investment results that correspond to the total return of the IQ ALPHA Hedge Index (the “Index”).

     The following is further discussion concerning particular instruments in which the Fund may invest and investment strategies that the Fund may use.

Other Investment Companies

     Within the Act’s statutory restrictions applicable to the Fund’s investments in other investment companies, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds (“ETFs”)), but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETF and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. Upon meeting certain conditions, the Fund may also invest in money market funds beyond the statutory limits described above. The Fund’s investment in ETFs is a principal investment strategy.

     The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

     ETFs are unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Typically, the Fund would purchase ETF shares in order to obtain exposure to the components of the Index (“Index Components”) while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

U.S. Government Securities

     As a principal strategy, the Fund may invest in U.S. Government Securities having maturities of less than 397 days (“short-term government bonds”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

     The Fund may also purchase U.S. Government Securities that are not short-term government bonds and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Total Return Swaps, Options on Swaps, Index Swaps, Currency Swaps and Interest Rate Swaps, Caps, Floors and Collars

     The Fund may enter into total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars in an attempt to match the returns one or more of the Index Components that comprise the Index. For the same purposes, the Fund may also enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Total return swaps, index swaps and swaptions are a part of the Fund’s principal investment strategies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The use of currency swaps and interest rate swaps, caps, floors and collars are not principal investment strategies of the Fund.

     A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return and index swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return or index swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Investment Advisor believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

     The Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Advisor.

     The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisor or Sub-Advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisor and Sub-Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

     By way of example involving the Fund employing 100% leverage through a total return index swap, if the Fund owned $1 million of the shares of an ETF replicating the performance of the Standard & Poor’s 500® Composite Total Return Index (the “S&P 500 Index”), the Fund would also enter into a $1 million notional amount total return swap with a financial institution counterparty based on the S&P 500 Index. Under this swap, the Fund would have the right to receive payments of any appreciation in the S&P 500 Index as if it had invested $1 million in the index on the first day of the swap. If the value of the S&P 500 Index declines during the swap term, the Fund is obligated to make payments to the swap counterparty on the decline in value of the notional amount. The swap counterparty would also receive fee payments equal to interest at a stated rate, the London Inter-Bank Offered Rate (“LIBOR”) plus 0.50% for example, on the notional amount. The swaps entered into by the Fund will have re-set provisions so that its value would be re-set to zero if the value of the swap increases or decreases by a fixed percentage of the notional amount. In essence, the Fund gains exposure to $2 million of the S&P 500 Index even though it has only $1 million invested in a S&P 500 Index ETF. In addition, the Fund may use inverse total return swaps under which the Fund would pay amounts representing appreciation of a referenced index, security or other asset and receive payments representing depreciation of same. Inverse swaps will allow the Fund to gain short exposures to asset classes. The Fund may also use total return swaps if it is unable to make investments in securities representing asset classes. Where there are liquidity, pricing or other trading issues attendant to the Fund’s use of ETFs, exchange trade notes (“ETNs”) or other exchange traded vehicles (“ETVs”), or their underlying components, the Fund may use total return swaps on the indexes upon which the ETFs, ETNs or ETVs are based to achieve exposures to asset classes that are similar to the exposures in the Index.

Equity Swaps

     As a part of its principal investment strategy, the Fund may enter into equity swaps in an attempt to match the returns of the Index Components that comprise the Index. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and its Investment Advisor believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

     The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Advisor. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Short Sales

     The Fund may engage in short sales as a part of its principal investment strategy, including short sales against the box. In a short sale, the seller sells a borrowed financial instrument and has a corresponding obligation to the lender to return the identical instrument. The seller does not immediately deliver the financial instruments sold and is said to have a short position in those instruments until delivery occurs. While a short sale is made by selling an instruments the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, instruments identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for an instrument the Fund does not wish to sell immediately. If the Fund sells financial instruments securities short against the box, it may protect itself from loss if the price of the instruments declines in the future, but will lose the opportunity to profit on such instruments if the price rises.

     If the Fund effects a short sale of financial instruments at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Futures Contracts and Options on Futures Contracts

     As a part of its principal investment strategy, the Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund may engage in futures and related option transactions in an attempt to match the returns of the Index Components and the total return of the Index. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

     Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. The Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Advisor to analyze correctly the futures markets.

Foreign Securities

     The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

     Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States.

     Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Under normal circumstances, the Fund will invest in foreign securities as may be necessary in order to achieve exposure to the Index Components. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those discussed in the Fund’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of their securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

     As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets,” below.

     Investing in Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa.

     The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments.

     Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

     Many emerging countries are subject to a substantial degree of economic, political and social instability. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

     The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

     The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Advisor anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

     Forward Foreign Currency Exchange Contracts. The Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Index as a part of its principal investment strategy. The Fund may, for example, enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     The Fund may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts.

     While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Advisor. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets to equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Commodity-Linked Securities

     In an attempt to match the returns of the Index, the Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-based ETNs and ETVs and other commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

     The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Corporate Debt Obligations

     The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. The Fund will not invest in junk bond securities. To the extent any debt obligation held in the Fund’s portfolio is downgraded by a rating organization to below an investment grade rating, factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s net asset value and the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisor could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisor will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Advisor may employ its own credit research and analysis, which may include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Advisor continually monitors the investments in the Fund’s portfolio and from time to time may evaluate whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations

     As a non-principal investment strategy, the Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Variable and Floating Rate Securities

     The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Lending of Portfolio Securities

     The Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectuses regarding investing in fixed-income securities and cash equivalents.

Structured Notes

     The Fund may invest in structured notes as a non-principal investment strategy. In one type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for a year and a day. The note will be issued at par value. The amount payable at maturity, early redemption or “knockout” (as defined below) of the note will depend directly on the performance of the Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the index over the term of the note in excess of a specified interest factor, and an agreed-upon multiple (the “leverage factor”). The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable monthly, quarterly, or at maturity. The issuer of the note will be entitled to an annual fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity, early redemption or knockout of each note will be calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (i) the percentage increase (or decrease) of the Index over the applicable period, less a specified interest percentage, multiplied by (ii) the face amount of the note, and by (iii) the leverage factor. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The note will become automatically payable (i.e., will “knockout”) if the relevant index declines by 15%. In the event that the index has declined to the knockout level (or below) during any day, the redemption price of the note will be based on the closing index value of the next day. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the Commodity Exchange Act, as amended (the “CEA”). The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

     With respect to a second type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for six months. The note will be issued at par value. The amount payable at maturity or early redemption of the note will depend directly on the performance of a specified basket of 6-month futures contracts with respect to all of the commodities in the Index, with weightings of the different commodities similar to the weightings in the Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the value of the specified basket of commodities futures over the term of the note in excess of a specified interest factor, and the leverage factor of three, but in no event will the amount payable at maturity be less than 51% of the issue price of the note. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable at monthly, quarterly, or at maturity. The issuer of the note will be entitled to a fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity or early redemption of each note will be the greater of (i) 51% of the issue price of the note and (ii) the amount calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of the percentage increase (or decrease) of the specified basket of commodities futures over the applicable period, less a specified interest percentage, multiplied by the face amount of the note, and by the leverage factor. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

Bank Obligations

     As a non-principal investment strategy, the Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

     The Fund’s investments in fixed-income securities may include, as a non-principal investment strategy, zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

When-Issued Securities and Forward Commitments

     As a non-principal investment strategy, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Custodial Receipts and Trust Certificates

     The Fund may invest, as a non-principal investment strategy, in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Diversified Status

     Since the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.

Portfolio Turnover

     The Fund’s portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in Index Component weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or the Fund.

     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction B, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, the Fund may not:

A. Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government or any of its agencies or instrumentalities). Nonetheless, to the extent the Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Index Components to track the Index.

B. Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

C. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

D. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

E. Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

F. Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts or that represent indices of commodities prices or that reflect the return of such indices.

G. Issue senior securities to the extent such issuance would violate applicable law.

     The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

     The Fund may not:

1.	Invest in companies for the purpose of exercising control or management.

2.	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

3.	Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

     For purposes of restriction (2) above, Rule 144A securities will be considered illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the 1933 Act. If securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid, the value of those securities may drop and the Fund’s aggregate investments in illiquid securities may exceed the 15% cap. The Fund will not purchase additional illiquid securities if the percentage of illiquid securities that it holds exceed 15% of its net assets.

TRUSTEES AND OFFICERS

     Board Responsibilities. The business of the Trust is managed under the direction of the Trust’s Board of Trustees (the “Board”). The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust, such as the Investment Advisor, Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Investment Advisor presents the Board with information concerning the investment objectives, strategies and risks of the investment portfolio. Additionally, the Investment Advisor and Sub-Advisor provide the Board with an overview of, among other things, the respective firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

     Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

     The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Advisor and Sub-Advisors and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Investment Advisory Agreement and Sub-Advisory Agreements with the Investment Advisor and Sub-Advisors, respectively, the Board receives detailed information from the Investment Advisor and Sub-Advisors. Among other things, the Board regularly considers the Advisor’s and Sub-Advisors’ adherence to each Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

     The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Advisor and Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

     The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Fund, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

     The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Investment Advisor, Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

     Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

     The Chairman of the Board, Adam Patti, is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (the “Interested Trustee”) because of his affiliation with the Investment Advisor. Two of the Trustees, Reena Aggarwal and Gene Chao, and their immediate family members have no affiliation or business connection with the Investment Advisor, the Sub-Advisor or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Investment Advisor, the Sub-

Advisor or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

     There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter. There is a Valuation Committee, which is comprised of the Independent Trustees and representatives of the Investment Advisor to take action in connection with the valuation of portfolio securities held by a Fund in accordance with the Board-approved Valuation Procedures. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a majority of the Board, the assets under management of the Fund, the number of portfolios overseen by the Board and the total number of trustees on the Board.

Independent Trustees

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee
Reena Aggarwal	Trustee	Since	Deputy Dean, McDonough School of Business,	10	FBR Funds
1957		August	Georgetown University (2006 to 2008); Visiting		(11 portfolios)
		2008	Professor of Finance, Sloan School of Management,
MIT (2005 to 2006); Interim Dean, McDonough School
of Business, Georgetown University (2004 to 2005);
Stallkamp Faculty Fellow and Professor of Finance,
McDonough School of Business, Georgetown
University (2003 to Present).

Gene Chao	Trustee	Since	Vice President & GM – Global Network, Hewlett-Packard	10	None
1970		August	(2010 to present); Vice President – Strategic Services,
		2008	Dimension Data, Americas (2007 to 2010); Senior Vice
President – Strategic Outsourcing, France Telecom
Americas (2004 to 2007); Managing Director – Business
Consulting, Xansa, North America (2003 to 2004).

Interested Trustee

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee

Adam S. Patti	Chairman	Since	Chairman, Trustee, President and Principal Executive,	10	None
1970	and Trustee	November	IndexIQ Trust (2008 to present); Chief Executive
		2008	Officer, the Investment Advisor (2007 to present);
	President		Chief Executive Officer, IndexIQ (2006 to present);
	and	Since July	Associate Publisher, Time Inc. (2006); Executive
	Principal	2008	Director, Time Inc. (2005); Director, Time Inc. (2003
	Executive		to 2004).
Officer

Officers of the Trust

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory D. Bassuk	Secretary	Since July	Chief Compliance Officer, the Investment Advisor (2008 to present); Secretary,
1972		2008	IndexIQ Trust (2008 to present); Chairman and Trustee, IndexIQ ETF Trust (July 2008 to November 2008); Chairman and Trustee, IndexIQ Trust (February 2008 to November
2008); Chief Operating Officer, the Investment Advisor (2007 to present); Chief
Operating Officer, IndexIQ (2006 to present); Director, Time Inc. (2004 to 2006).

David Fogel	Treasurer,	Since	Treasurer, Principal Financial Officer and Chief Compliance Officer, IndexIQ Trust
1971	Principal	October 2008	(2008 to present); Executive Vice President, IndexIQ (2006 to present); Vice
	Financial		President, Groton Partners LLC (2005 to 2006); Principal, Circle Peak Capital LLC
	Officer and		(2003 to 2005).
Chief
Compliance
Officer
(1)	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

(2)	Trustees and Officers serve until their successors are duly elected and qualified.

(3)	Principal occupations(s) of the Trustees may cover more than the past five years.

(4)

The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open- end funds (including all of their portfolios) advised by the Investment Advisor and any funds that have an investment advisor that is an affiliated person of the Investment Advisor. As of the date of this SAI, the fund complex consists of the Trust’s Fund and the 9 funds of the IndexIQ ETF Trust advised by the Investment Advisor.

Description of Standing Board Committees

     Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (vi) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. During the fiscal year ended April 30, 2010, the Audit Committee met two times.

     Nominating Committee. The Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Investment Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ ETF Trust Nominating Committee. During the fiscal year ended April 30, 2010, the Nominating Committee did not meet.

     Valuation Committee. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Ms. Aggarwal and Messrs. Chao, Fogel and Patti serve on the Valuation Committee, which meets on an ad hoc basis. During the fiscal year ended April 30, 2010, the Valuation Committee did not meet.

Individual Trustee Qualifications

     The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

     The Trust has concluded that Mr. Patti should serve as trustee of the Fund because of the experience he has gained as Chief Executive Officer of the Investment Advisor and Chief Executive Officer of IndexIQ, his knowledge of and experience in the financial services industry, and the experience he has gained serving as chairman and trustee of the Fund since 2008.

     The Trust has concluded that Ms. Aggarwal should serve as trustee of the Fund and as the audit committee financial expert because of the experience she has gained as a professor of finance and deputy dean at Georgetown University’s McDonough School of Business, her service as trustee for another mutual fund family, the experience she has gained serving as trustee of the Fund since 2008 and her general expertise with respect to financial matters and accounting principals.

     The Trust has concluded that Mr. Chao should serve as trustee of the Fund because of the experience he has gained working in a business capacity for several public companies, and the experience he has gained serving as trustee of the Fund since 2008.

Trustee Ownership of Fund Shares

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2009.

Name of Trustee		Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Components Overseen by Trustee in Family of Investment Components(1)

Reena Aggarwal	IQ ALPHA Hedge Strategy Fund	None	None

Gene Chao	IQ ALPHA Hedge Strategy Fund	None	None

Adam S. Patti	IQ ALPHA Hedge Strategy Fund	None	None

(1)	“Family of Investment Component” consists of all mutual funds and ETFs advised by the Investment Advisor and its affiliate advisors.

Board Compensation

     For each in-person quarterly Board Meeting, each Independent Trustee receives $1,500. For each additional in-person meeting, each Independent Trustee receives $1,000 and for any phone meeting, each Independent Trustee receives $500. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. The following table sets forth certain information with respect to the estimated compensation of each Trustee for the fiscal year ending April 30, 2010:

Name and Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)
Reena Aggarwal, Trustee	$7,000	N/A	N/A	$7,000
Gene Chao, Trustee	$7,000	N/A	N/A	$7,000
Adam S. Patti, Trustee & Chairman	None	None	None	None

(1)	“Fund Complex” consists of all mutual funds and ETFs advised by the Investment Advisor and its affiliate advisors.

Code of Ethics

     The Trust, its Investment Advisor, Sub-Advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

INVESTMENT ADVISOR

      IndexIQ Advisors LLC serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Investment Advisor. The Investment Advisory Agreement will continue in effect with respect to the Fund from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Act). The Investment Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the Investment Advisor or by the Investment Advisor upon 60 days’ written notice to the Trust.

     Pursuant to the Investment Advisory Agreement the Investment Advisor is entitled to receive a fee, payable monthly, at the annual rates of 0.95% of the Fund’s average daily net assets.

     In addition to providing advisory services, under its Investment Advisory Agreement, the Investment Advisor also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and SAIs and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Expense Limitation Agreement

     The Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, the fees and expenses of investment companies that are acquired by the Fund, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for the Institutional Class Shares and Investor Class Shares of the Fund for the period ending September 30, 2011. The Investment Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year provided such continuance is approved by the Board. The Fund may terminate the Expense Limitation Agreement at any time. The Investment Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal.

SUB-ADVISOR

     Mellon, which is unaffiliated with the Investment Advisor, serves as the investment sub-advisor to the Fund pursuant to a sub-advisory agreement with the Investment Advisor (the ‘‘Sub-Advisory Agreement’’). Mellon is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of July 31, 2010, Mellon had approximately $180.2 billion in assets under management. Pursuant to the Sub-Advisory Agreement, Mellon will manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Investment Advisor.

     Pursuant to the Sub-Advisory Agreement, the Investment Advisor pays the Sub-Advisor on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.12% of the Fund’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million.

ADVISORY FEES

     For the fiscal year ended April 30, 2010, advisory fees paid to the Investment Advisor were as follows:

Name	Fees Paid to Investment Advisor
IQ ALPHA Hedge Strategy Fund	$276,618

     The Investment Advisor pays the Sub-Adviser for providing sub-advisory services to the Fund as described below:

Sub-Advisory Fee	Average Daily Net Assets of the Fund
0.12%	On the first $100 million average daily net assets
0.07%	On average daily net assets over $100 million.

     As described above, the Investment Advisor has agreed, through September 30, 2011, to waive fees and reimburse expenses of the Investor Class and Institutional Class shares of the Fund. For the fiscal year ended April 30, 2010, the Investment Advisor waived fees and reimbursed expenses as follows:

Name	Commencement of Operations	Fees Waived	Expenses Reimbursed
IQ ALPHA Hedge Strategy Fund – Institutional Class	6/30/08	$ --	$ 77,823

IQ ALPHA Hedge Strategy Fund – Investor Class	7/23/08	$ --	$111,711

     The Fund has agreed to reimburse the Investment Advisor for any operating expenses in excess of the expense limitation paid, waived or assumed by the adviser for that Fund during the limitation period, provided the Investment Advisor would not be entitled to recapture any amount that would cause a Fund’s operating expenses to exceed the expense limitation during the year in which the recapture would be made, and provided further that no amount will be recaptured by the Investment Advisor more than three years after the year in which it was incurred or waived by the Investment Advisor. The Investment Advisor did not recapture any amounts during the fiscal year ended April 30, 2010.

PORTFOLIO MANAGER

     The portfolio is managed by the Mellon’s Equity Index Strategies Portfolio management team. The individual members of the team responsible for the day-to-day management of the portfolio of the Fund are:

     Ms. Karen Q. Wong is a Managing Director, Equity Index Strategies. Ms. Wong has been with Mellon since June 2000. Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds. She is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She was graduated with a BA by San Francisco State University and was awarded an MBA from San Francisco State University.

     Mr. Richard A. Brown is a Director, Equity Portfolio Management, Senior. Mr. Brown has been with Mellon since August 1995. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Brown attained the Chartered Financial Analyst designation. He was awarded an MBA from California State University at Hayward.

     Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon since January 2000. Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios. He is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He was graduated with a BA by Fairfield University.

Other Accounts Managed

     The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio managers as of April 30, 2010.

     Total number of other accounts managed by the portfolio manager within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Karen Q. Wong,
Richard A. Brown &	85	31,415	64	56,992	70	32,283
Thomas J. Durante

Material Conflicts Of Interest.

     Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation for Mellon Investment Professionals”). In addition, current trading practices do not allow Mellon to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation for Mellon Investment Professionals

     The primary objectives of the Mellon’s compensation plans are to:

  Motivate and reward continued growth and profitability

  Attract and retain high-performing individuals critical to the on-going success of Mellon

  Motivate and reward strong business/investment performance

  Create an ownership mentality for all employees

     The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon profitability. Therefore, all bonus awards are based initially on Mellon’s financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

     All key staff of Mellon are also eligible to participate in the Mellon Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon’s net income.

     Mellon’s portfolio managers responsible for managing mutual funds are paid by Mellon and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

     Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

The portfolio manager does not own Shares of the Fund.

OTHER SERVICE PROVIDERS

FUND ADMINISTRATION AND ACCOUNTING AGENT

     Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York Mellon (“BNY Mellon” or “Administrator”) serves as Administrator for the Fund. BNY Mellon’s principal address is One Wall Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

     BNY Mellon supervises the overall administration of the Trust and Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

     BNY Mellon also serves as the Fund’s accounting agent. BNY Mellon as accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation and is an affiliate of the Sub-Advisor. BNY Mellon is located at One Wall Street, New York, New York 10286.

     The Fund paid the following amount for administration services for the period indicated in the table:

	Commencement of Operations	Administration Fees for Fiscal Year Ended April 30, 2009	Administration Fees for Fiscal Year Ended April 30, 2010
IQ ALPHA Hedge Strategy Fund	June 30, 2008	$5,425	$64,727

TRANSFER AGENT

     The Trust has entered into a Transfer Agency Services Agreement with BNY Mellon, formerly PNC Global Investing Servicing (“Transfer Agent”), a Massachusetts corporation, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 301 Bellevue Parkway, Wilmington, Delaware 19809.

DISTRIBUTOR

     The Trust will conduct a continuous offering of its securities. ALPS Distributors, Inc., a Colorado corporation (“Distributor”), 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the underwriter and distributor of the Fund’s shares to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC pursuant to the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc.

     Following its initial one-year term, the Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party. After the initial one-year term, the Distribution Agreement will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved at least annually (i) by the Fund’s Board of Trustees or (ii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act), provided that in either event the continuance is also approved by the majority of the Trustees who are not interested persons (as defined in the Act) of any party to the Distribution Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.

CUSTODIAN AND ACCOUNTING AGENT

     Under the custody agreement with the Trust, BNY Mellon (“Custodian and Accounting Agent” or “Custodian”) maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, BNY Mellon is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust from the Trust’s custody account with BNY Mellon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP (“E&Y”), 5 Times Square, New York, New York 10036-6530, serves as the independent registered public accounting firm to the Trust. E&Y performs the annual audit of the financial statements of the Fund, prepares the Fund’s federal, state and excise tax returns, and advises the Fund on matters of accounting and federal and state income taxation. E&Y will audit the annual financial statements of the Fund each year.

COUNSEL

     Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022-2585, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

OTHER EXPENSES

     Except for the expenses paid by the Investment Advisor, the Trust bears all costs of its operations. The Fund is responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of the Investment Advisor or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Advisor or the Trust, and any counsel retained exclusively for their benefit; (vi) fees and expenses of third-party service providers; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multiple-Class Plan adopted pursuant to Rule 18f-3 under the Act (“Multi-Class Plan”) and subject to review and approval by the Board.

DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

     ALPS Distributors, Inc. serves as the principal underwriter of each class of the Trust’s shares pursuant to the Distribution Agreement.

     The Trust currently offers only two classes of shares for the Fund: the Investor Class and the Institutional Class. The Fund in the future may offer additional classes.

     Investor Class and Institutional Class shares (collectively, the “Shares”) are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and the Fund pays service or distribution fees to such entities for services they provide to Investor Class shareholders.

     Under the Trust’s Multi-Class Plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board’s discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses, including advisory expenses, are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

DISTRIBUTION PLAN FOR INVESTOR CLASS SHARES

     The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act with respect to the Investor Class Shares of the Fund. The Investor Class of the Fund is anticipated to benefit from the Distribution Plan through, among other things, causing increases in Investor Class assets which are expected to provide economies of scale with respect to Class expenses.

     Under the terms of the Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Investor Class Shares of the Fund, in amounts up to (on an annual basis) 0.25% of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Investor Class Shares and/or the provision of certain shareholder services to its customers that invest in Investor Class Shares of the Fund. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and SAIs; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Investor Class Shares and assisting investors in completing application forms and selecting dividend and other account options.

     Fees paid pursuant to the Distribution Plan of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (the successor organization to the National Association of Securities Dealers) (“FINRA”). The Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Act and will be administered in accordance with the provisions of that rule.

     The Distribution Plan provides that it may not be amended to materially increase the costs which Investor Class shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Investor Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Distribution Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     The Distribution Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such Plan. The Distribution Plan requires that the Investor Class Shares incur no interest or carrying charges.

     FINRA rules limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” as defined by FINRA, mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) and are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the Distribution Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

     No interested person of the Fund or any Trustee has a direct or indirect financial interest in the operation of the Distribution Plans.

     For the fiscal year ended April 30, 2010, the Investor Class Shares of the Fund paid the following distribution expenses:

Name	Printing	Underwriting Compensation	Compensation to Broker- Dealers	Marketing/ Advertising	Other
IQ ALPHA Hedge Strategy Fund –	$ --	$ --	$22,108	$ --	$ --
Investor Class*

*	Commencement of operations was July 23, 2008.

ADDITIONAL INFORMATION ABOUT INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES

     Investor Class and Institutional Class Shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers (“Service Agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Investor Class Shares. The Investment Advisor and its affiliates may pay, out of their own assets and at no cost to the Fund, amounts to Service Agents for providing bona fide shareholder services to shareholders holding Investor Class or Institutional Class Shares through such Service Agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service Agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agents for information regarding these fees and conditions. In addition, the Investment Advisor and its affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Investor Class Shares or Institutional Class Shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

PURCHASES AND REDEMPTIONS

     Purchases and redemptions of Investor Class or Institutional Class Shares are discussed in the Prospectus under the headings “Shareholder Guide—How to Purchase Shares” and “— How to Redeem Shares,” and that information is incorporated here by this reference.

     Certain managed account clients of the Investment Advisor may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Investment Advisor may be required to make adjustments in the management fees charged separately by the Investment Advisor to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Trust.

     Certain clients of the Investment Advisor whose assets would be eligible for purchase by one or more of the IndexIQ Funds may purchase shares of the Trust with such assets. Assets so purchased by a fund will be valued in accordance with procedures adopted by the Board.

     Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with the Investment Advisor may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by the Administrator directly to Trust shareholders, may include the provision of ongoing information concerning the Fund and its investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. The Investment Advisor or the Administrator may pay fees to such entities for the provision of these services which the Administrator normally would perform, out of the Investment Advisor’s or the Administrator’s own resources.

     The Trust reserves the right to postpone redemptions during any period when the NYSE is closed or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust has made an election under Rule 18f-1 under the Act wherein the Trust has committed to paying in cash all requests for redemptions by any shareholder of record of the Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem shares by payment in kind of securities held in the Fund’s portfolios.

     The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value (“NAV”); (3) the redemption-in-kind is consistent with the Fund’s Prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust’s current policy.

REQUEST FOR MULTIPLE COPIES OF SHAREHOLDER DOCUMENTS

     Once written consent of two or more Fund shareholders sharing an address has been received by the Trust, the Trust will cause the delivery only one copy of the Fund’s Prospectuses and each Annual and Semi-annual report to such address in order to reduce expenses. Your account application used to subscribe for Fund shares contains a form of this consent as well as a consent to receive these shareholder documents by electronic delivery. These consent forms are also available for free upon request to the Trust at 1-877-474-6339 or on the Trust’s website at http://www.IndexIQ.com. If, after having consented to the delivery of one copy of shareholder documents to a shared address, you wish to revoke that consent and receive individual copies of shareholder documents and your shares are held directly with the Trust, call the Trust at 1-877-474-6339. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

SIGNATURE GUARANTEES

     To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees generally are required for (i) change of registration requests, (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than your initial account application, (iii) transactions where proceeds from redemptions, dividends or distributions are sent to an address or financial institution differing from the address or financial institution of record, and (iv) redemption requests in excess of $100,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for change of registration, establishment or change in exchange privileges or redemption request.

CERTAIN CONFLICTS OF INTEREST

     IndexIQ and the Investment Advisor have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ, the Investment Advisor’s parent entity, serving as index provider for the Fund.

     IndexIQ maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ with ultimate responsibility for the Index (the “Index Group”) and the employees of the Investment Advisor with respect to issues related to the maintenance, calculation and reconstitution of the Index (“Policies and Procedures”).

     Changes to the constituents of the Index made by IndexIQ or the Standard & Poor’s, as the Index’s calculation agent (the “Calculation Agent”), will be disclosed by IndexIQ and published on its website: http://www.IndexIQ.com. Any such IndexIQ announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ employees outside of the Index Group, the Investment Advisor, the Sub-Advisor, or the Fund, is notified of actions prior to the general investing public.

     IndexIQ, as Index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any non-public information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Index. Also, IndexIQ has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Index Group, from disseminating or using non-public information about pending changes to Index constituents or methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about the Index with any personnel of the Investment Advisor or Sub-Advisor responsible for management of the Fund. The Investment Advisor also has adopted policies that prohibit personnel responsible for the management of the Fund from sharing any non-public information about the management of the Fund with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating the Index.

     In addition, IndexIQ has retained an unaffiliated third-party Calculation Agent to calculate and maintain the Index on a daily basis. The Calculation Agent will be instructed to not communicate any non-public information about the Index to anyone, and expressly not to the personnel of the Investment Advisor or any sub-advisor responsible for the management of the Fund.

     The Index Group personnel responsible for creating and monitoring the Index, the personnel of the Calculation Agent responsible for calculating and maintaining the Index, and the portfolio managers responsible for day-to-day portfolio management of the Fund are employees of separate organizations and are located in physically separate offices. The Calculation Agent is not, and will not be, affiliated with IndexIQ, the Investment Advisor or any sub-advisor. The portfolio manager(s) responsible for day-to-day portfolio management of the Fund are employees of the Sub-Advisor.

     Members of the Index Group will not have access to paper or electronic files used by the Investment Advisor or any sub-advisor in connection with their portfolio management activities. Neither the Investment Advisor nor any sub-advisor will have access to the computer systems used by the Calculation Agent nor to the computer systems used by the Index Group to monitor, calculate and rebalance the Index. The Investment Advisor has also adopted Polices and Procedures and a Code of Ethics which require, among other things, any personnel responsible for the management of a Fund and any investment account to (i) pre-clear all personal securities transactions with a designated senior employee of the Investment Advisor, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the Act and Rule 204A-1 under the Advisers Act. Any sub-advisor will be required to confirm to the Investment Advisor and the Trust that it has adopted policies and procedures and a Code of Ethics to monitor and restrict securities trading by employees with access to Fund portfolio transactions or investment recommendations pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Advisers Act and to provide the Trust with the certification required by Rule 17j-1 under the Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions.

     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Investment Advisor and the Sub-Advisor are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Advisor and the Sub-Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisor and the Sub-Advisor generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisor and the Sub-Advisor will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Advisor and the Sub-Advisor and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisor and the Sub-Advisor in the performance of their decision-making responsibilities.

     Such services are used by the Investment Advisor and the Sub-Advisor in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund’s, and the services furnished by such brokers may be used by the Investment Advisor and the Sub-Advisor in providing management services for the Trust. On occasion, a broker-dealer might furnish the Investment Advisor or the Sub-Advisor with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Investment Advisor or the Sub-Advisor, as applicable, will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Investment Advisor or the Sub-Advisor, as applicable, from its own funds.

     On occasions when the Investment Advisor or the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Advisor or the Sub-Advisor acts as investment advisor or sub-investment advisor), the Investment Advisor or the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisor or the Sub-Advisor, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund. The rebated commissions are expected to be treated as realized capital gains of the Fund.

     The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Selective Disclosure of Portfolio Holdings

     The Board and the Investment Advisor have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor its Investment Advisor, Sub-Advisor, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s Chief Compliance Officer. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisor, the Sub-Advisor, the Fund’s independent registered public accounting firm, the Fund’s Custodian and Administrator, the Fund’s legal counsel, the Fund’s financial printer, and the Fund’s proxy voting service. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by the Distributor’s compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

     The Fund currently intends to publish on the Trust’s website (http://www.IndexIQ.com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website or furnish top ten portfolio holdings information more frequently.

     Under the policy, Fund Representatives will initially supply the Board with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy.

NET ASSET VALUE

     In accordance with procedures adopted by the Trustees, the net asset value per share of the class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, but not always, 4:00 p.m. New York time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. New York time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board; (iv) fixed-income securities with a remaining maturity of more than 60 days for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Sub-Advisor based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Sub-Advisor at amortized cost, which the Board has determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the NYSE is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. “Fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of certain foreign equity securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

     The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the Fund or series except where allocations of expenses can otherwise be fairly made.

     The Trust has adopted a policy to handle certain NAV-related errors occurring in the operation of the Fund, and under certain circumstances neither the Fund nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.

TAXATION

     The following is a summary of certain additional U.S. federal income, and state and local, tax considerations regarding the purchase, ownership and disposition of Shares. This summary does not address special tax rules applicable to certain classes of investors, such as banks, tax-exempt entities, insurance companies and financial institutions, and persons owning Shares other than as capital assets or as part of a “straddle” transaction. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject, possibly with retroactive effect, to change.

Fund Taxation

     The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. Each other series of the Trust will be treated as a taxable entity separate from the Fund and will be subject, on an independent basis, to the same tax rules (including the qualifications for the avoidance of U.S. federal income tax) as the Fund.

     There are certain tax requirements that the Fund must follow if it is to avoid U.S. federal income tax. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) the Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in such stocks, securities or currencies or net income derived from an interest in a qualified publicly traded partnership (the “90% gross income test”); and (2) the Fund diversify its holdings so that at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or certain publicly traded partnerships. The treatment of derivatives and certain other financial instruments is unclear for purpose of asset diversification test, and the Internal Revenue Service could disagree with the Fund’s treatment of such derivatives and other financial instruments.

     For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations for U.S. tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

     If the Fund complies with the provisions discussed above, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes –including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that the Fund will avoid corporate-level tax in each year.

     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. The Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     To avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

     For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal income tax purposes— that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and the Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     The Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, maintain its qualification as a regulated investment company and avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

     Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

     If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”), that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from those companies or gain from the sale of stock in those companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but those elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign Taxes

     The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as may occur for the Fund, more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

     Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain, including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     For Fund tax years that began on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund. There has been proposed legislation to extend these rules, but as of this time, we don’t know whether, and to what extent, these rules will be extended.

     Gain on a sale of Fund Shares or an exchange of such stockholder’s Shares of the Fund will be exempt from U.S. federal income tax (including withholding at the source) unless (i) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the foreign Fund shareholder actually or constructively held more than 5% of the Fund Shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and collected through withholding at the source in an amount equal to 10% of the sales proceeds.

     Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2009. There has been proposed legislation to extend these rules, but as of this time, we don’t know whether, and to what extent, these rules will be extended.

     To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

     Investments in U.S. Real Property. In general, if a Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

     Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. In general, these provisions generally will not apply after December 31, 2009, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. There has been proposed legislation to extend these rules, but as of this time, we don’t know whether, and to what extent, these rules will be extended. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

     Under recently enacted legislation, foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of this recently enacted legislation.

     Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.

     Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

State and Local Taxes

     The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

OTHER INFORMATION

CAPITALIZATION

     The Trust is a Delaware statutory trust established under a First Amended and Restated Declaration of Trust dated May 12, 2008 (the “Declaration of Trust”). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with $0.001 par value per share. The Board may authorize the division of shares into separate series and the division of series into separates classes of shares. The Trust currently consists of one series (IQ ALPHA Hedge Strategy Fund) with two classes (Investor Class and Institutional Class). When issued for payment as described in the Prospectus and this SAI, the shares will be fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Delaware law, unless otherwise provided in the Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of the State of Delaware. The Declaration of Trust provides that all the assets of the Trust held with respect to each series shall be charged with the liabilities of the Trust with respect to such series and all expenses, costs, charges and reserves attributable to such series. Any general liabilities of the Trust which are not readily identifiable as being held in respect of a series shall be allocated and charged by the Trustees to and among any one or more series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

VOTING RIGHTS

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, shareholders are entitled to one vote for each dollar of the net asset value of each share held and a factional vote for each fractional dollar of the net asset value of each share held. If a matter to be voted on does not affect the interests of a series (or a class of a series), then only the shareholders of the affected series (or class) will be entitled to vote on the matter. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Board, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Board will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Board may determine or may be required by law. Rights of shareholders cannot be modified by less than a majority vote.

     The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire, (2) a Trustee will no longer serve if declared bankrupt or incompetent by a court of competent jurisdiction, and (3) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

INDEMNIFICATION; TERMINATION

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 2, 2010, the following persons owned of record or were known by the Fund to own beneficially 5% or more of a class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund’s outstanding shares.

Name	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
IQ ALPHA Hedge Strategy Fund	CITIGROUP GLOBAL MARKETS INC.	58%
– Institutional Class	333 WEST 34TH STREET
	3RD FLOOR
	NEW YORK, NEW YORK 10001

	CHARLES SCHWAB & CO INC	26%
	SPECIAL CUSTODY A/C (FBO)
	CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

IQ ALPHA Hedge Strategy Fund	CHARLES SCHWAB & CO INC	59%
– Investor Class	SPECIAL CUSTODY A/C (FBO)
	CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	TD AMERITRADE INC.	7%
	OUR CUSTOMERS
	PO BOX 2226
	OMAHA, NE 68103-2226

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

PROXY VOTING

     The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Sub-Advisor. The Sub-Advisor as a wholly-owned subsidiary of The Bank of New York Mellon Corporation, participates on BNY Mellon’s Proxy Policy Committee (“PPC”) and has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, the Sub-Advisor seeks to act solely in the best financial and economic interest of the applicable client. The Sub-Advisor will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, the Sub-Advisor will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     The Sub-Advisor recognizes its duty to vote proxies in the best interests of its clients. The Sub-Advisor seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, predetermined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Sub-Advisor and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

     All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Sub-Advisor weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

     In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

     The Sub-Advisor will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, the Sub-Advisor will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded. A complete copy of the Proxy Policy may be obtained by writing to: Judy Manion at 500 Grant Street, Suite 2600, Pittsburgh, PA 15258.

     Fixed-Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will become available on or through the Fund’s website at http://www.IndexIQ.com and on the SEC’s website at http://www.sec.gov in August of the same year.

FINANCIAL STATEMENTS

     The Fund’s Annual Report for the fiscal year ended April 30, 2010 has been filed with the SEC. The audited financial statements, including the notes thereto, in the Annual Report (the “Audited Financial Statements”) and the financial highlights in the Annual Report are incorporated by reference into this SAI. The Audited Financial Statements have been audited by the Trust’s independent registered public accounting firm, Ernst & Young LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.

     A copy of the Fund’s Annual Report for the fiscal period ended April 30, 2010 may be obtained upon request and without charge by writing or by calling the Investment Advisor, at the address and telephone number on the back cover of the Fund’s Prospectus.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

     “A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     “B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

     “C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     “D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to noninvestment grade.

     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

     “NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

     “WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

     “R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered

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strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

     “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

     “R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     “R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor’s for long-term issues:

     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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     “AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

     “C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     “NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The following summarizes long-term ratings used by Fitch:

     “AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

     “NR” indicates that Fitch does not publicly rate the associated issue or issuer.

     The following summarizes the ratings used by DBRS for long-term debt:

     “AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     “BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     “CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In

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practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels –“MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the

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degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

     VMIG rating expirations are a function of each issue’s specific structural or credit features.

     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

8-A

APPENDIX B

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY
(Revised: October 24, 2008)

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

1-B

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

2-B

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)	First Amended and Restated Declaration of Trust (“Trust Instrument”) of IndexIQ Trust (“Registrant”).[1]

(b)	First Amended and Restated By-Laws of Registrant.[1]

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement between the Registrant and IndexIQ Advisors, LLC (“Investment Advisor”), as adviser for the IQ ALPHA Hedge Strategy Fund (the “Fund”).[2]

(d)(2)	Sub-Advisory Agreement between the Investment Advisor and Mellon Capital Management Corporation (the “Sub-Advisor”), as sub-advisor for the Fund.[2]

(e)(1)	Distribution Agreement between ALPS Distributors, Inc. (the “Distributor”) and the Registrant.[3]

(e)(2)	Form of Selling/Services Agreement between the Distributor and dealers.[2]

(f)	Not applicable.

(g)	Custody Agreement between the Registrant and The Bank of New York Mellon.[2]

(h)(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon.[2]

(h)(2)	Transfer Agency Agreement between the Registrant and PFPC Inc.[2]

(h)(3)	Sub-License Agreement among the Registrant, the Investment Advisor and Financial Development Holdco LLC (“IndexIQ”) with regard to the IQ ALPHA Hedge Index.[1]

(h)(4)	Expense Limitation Agreement between the Registrant and the Investment Advisor with regard to the Fund is filed herewith.

(i)	Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant.[2]

(j)(1)	Consent of independent registered public accounting firm is filed herewith.

(j)(2)	Consent of Katten Muchin Rosenman LLP (included in Exhibit 23(i) hereto).

(k)	Not applicable.

(l)	Not applicable.

(m)	Plan of Distribution Pursuant to Rule 12b-1.[2]

(n)	Rule 18f-3 Multi-Class Plan.[2]

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant.[1]

(p)(2)	Code of Ethics for the Investment Advisor.[1]

(p)(3)	Code of Ethics for the Sub-Advisor.[1]

(p)(4)	Code of Ethics for the Distributor.[3]

(q)	Powers of Attorney executed by Reena Aggarwal, Gregory D. Bassuk and Gene Chao.[1]

[1]	Previously filed as part of Pre-Effective Amendment No. 1 to the Registration Statement, filed on April 23, 2008.

[2]	Previously filed as part of Pre-Effective Amendment No. 2 to the Registration Statement, filed June 27, 2008.

[3]	Previously filed as part of Post-Effective Amendment No. 2 to the Registration Statement, filed August 26, 2009.

Item 24. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification

     Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

     Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 3. Indemnification.

     (a) Subject to the exceptions and limitations contained in Subsection (b) below:

     (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

     (ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

     (e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify PFPC Distributors, Inc. against certain liabilities.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Trustees and officers liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Business and Other Connections of Investment Advisor.

The description of the Investment Advisor and the Sub-Advisor is found under the caption “Service Providers – Investment Advisor” and “—Sub-Advisor” in the Prospectus and under the caption “Management Services – Investment Advisor” and “—Sub-Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor and the Sub-Advisor provide investment advisory services to other persons or entities other than the Registrant.

Item 27. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, AirShares EU Carbon Allowances Fund, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) The following is a list of the directors and executive officers of the Distributor, each having an address care of the Distributor:

Edmund J. Burke	Director
Jeremy O. May	Director
Spencer Hoffman	Director
Thomas Carter	President, Director
Richard Hetzer	Executive Vice President
John C. Donaldson	Vice President, Chief Financial Officer
Diana M. Adams	Vice President, Controller, Treasurer
Robert J. Szydlowski	Vice President, Chief Technology Officer
Tané Tyler	Vice President, General Counsel, Secretary
Brad Swenson	Vice President, Chief Compliance Officer
Kevin J. Ireland	Vice President, Director of Institutional Sales
Mark R. Kiniry	Vice President, National Sales Director-Investments

The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

IndexIQ Advisors LLC
800 Westchester Avenue, Suite N611
Rye Brook, NY 10573

The Bank of New York Mellon Mellon
One Wall Street
New York, NY 10286

Mellon Capital Management Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and state of New York on this 27th day of August, 2010.

INDEXIQ TRUST
By:	/s/ Adam S. Patti
Adam S. Patti President

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Reena Aggarwal*	Trustee	August 27, 2010
Reena Aggarwal

/s/ Gene Chao*	Trustee	August 27, 2010
Gene Chao

/s/ Adam S. Patti	Chairman, Trustee, President and Principal Executive	August 27, 2010
Adam S. Patti	Officer

/s/ David Fogel*	Chief Compliance Officer, Treasurer and Principal	August 27, 2010
David Fogel	Financial Officer

*	/s/ Gregory D. Bassuk Gregory D. Bassuk, Attorney in fact